Exhibit 99.1

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE ALL OUTSTANDING

$2,250,000,000 2.297% NOTES DUE 2020

CUSIP Nos. 05526DAQ8 AND U05526AE5

ISIN Nos. US05526DAQ88 AND USU05526AE50

$2,250,000,000 2.764% NOTES DUE 2022

CUSIP Nos. 05526DAU9 AND U05526AG0

ISIN Nos. US05526DAU90 AND USU05526AG09

$2,500,000,000 3.222% NOTES DUE 2024

CUSIP Nos. 05526DAY1 AND U05526AJ4

ISIN Nos. US05526DAY13 AND USU05526AJ48

$3,500,000,000 3.557% NOTES DUE 2027

CUSIP Nos. 05526DBA2 AND U05526AK1

ISIN Nos. US05526DBA28 AND USU05526AK11

$2,500,000,000 4.390% NOTES DUE 2037

CUSIP Nos. 05526DBC8 AND U05526AL9

ISIN Nos. US05526DBC83 AND USU05526AL93

$2,500,000,000 4.540% NOTES DUE 2047

CUSIP Nos. 05526DBE4 AND U05526AM7

ISIN Nos. US05526DBE40 AND USU05526AM76

$1,000,000,000 FLOATING RATE NOTES DUE 2020

CUSIP Nos. 05526DAS4 AND U05526AF2

ISIN Nos. US05526DAS45 AND USU05526AF26

$750,000,000 FLOATING RATE NOTES DUE 2022

CUSIP Nos. 05526DAW5 AND U05526AH8

ISIN Nos. US05526DAW56 AND USU05526AH81

OF

B.A.T CAPITAL CORPORATION

Pursuant to the Prospectus dated                 , 2018

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2018 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS OF UNREGISTERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Citibank, N.A., London Branch

By Registered and Certified Mail Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom	By Overnight Courier or Regular Mail Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom	By Hand Delivery Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom

Or by Email: Citiexchanges@citi.com

For Information Call: +44 (0)20 7508 3867

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges receipt of the Prospectus dated                 , 2018 (the “Prospectus”) of B.A.T Capital Corporation (the “Issuer”), a wholly owned subsidiary of British American Tobacco p.l.c. (the “Parent Guarantor”), and this Letter of Transmittal (the “Letter of Transmittal”), which, together with the Prospectus, constitutes the Issuer’s offer (the “Exchange Offer”) to exchange (1) up to $2,250,000,000 aggregate principal amount of new 2.297% Notes due 2020 (the “2.297% Exchange Notes”), which are registered under the Securities Act of 1933, as amended (the “Securities Act”), for any of its unregistered outstanding 2.297% Notes due 2020 (the “Unregistered 2.297% Notes”); (2) up to $2,250,000,000 aggregate principal amount of new 2.764% Notes due 2022 (the “2.764% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 2.764% Notes due 2022 (the “Unregistered 2.764% Notes”); (3) up to $2,500,000,000 aggregate principal amount of new 3.222% Notes due 2024 (the “3.222% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 3.222% Notes due 2024 (the “Unregistered 3.222% Notes”); (4) up to $3,500,000,000 aggregate principal amount of new 3.557% Notes due 2027 (the “3.557% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 3.557% Notes due 2027 (the “Unregistered 3.557% Notes”); (5) up to $2,500,000,000 aggregate principal amount of new 4.390% Notes due 2037 (the “4.390% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 4.390% Notes due 2037 (the “Unregistered 4.390% Notes”); (6) up to $2,500,000,000 aggregate principal amount of new 4.540% Notes due 2047 (the “4.540% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 4.540% Notes due 2047 (the “Unregistered 4.540% Notes”); (7) up to $1,000,000,000 aggregate principal amount of new Floating Rate Notes due 2020 (the “2020 Floating Rate Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding Floating Rate Notes due 2020 (the “Unregistered 2020 Floating Rate Notes”); and (8) up to $750,000,000 aggregate principal amount of new Floating Rate Notes due 2022 (the “2022 Floating Rate Exchange Notes”, and, together with the 2.297% Exchange Notes, the 2.764% Exchange Notes, the 3.222% Exchange Notes, the 3.557% Exchange Notes, the 4.390% Exchange Notes, the 4.540% Exchange Notes, and the 2020 Floating Rate Exchange Notes, the “Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding Floating Rate Notes due 2022 (the “Unregistered 2022 Floating Rate Notes” and, together with the Unregistered 2.297% Notes, the Unregistered 2.764% Notes, the Unregistered 3.222% Notes, the Unregistered 3.557% Notes, the Unregistered 4.390% Notes, the Unregistered 4.540% Notes, and the Unregistered 2020 Floating Rate Notes, the “Unregistered Notes”). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Unregistered Notes described in the box entitled “Description of Unregistered Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Unregistered Notes so described and the undersigned represents that it has received from each beneficial owner of Unregistered Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used only by a holder of Unregistered Notes (i) if certificates representing Unregistered Notes are to be forwarded herewith or (ii) if delivery of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Your Unregistered Notes.” If delivery of the Unregistered Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, tenders of the Unregistered Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer.”

The undersigned hereby represents and warrants that the information set forth in the box below entitled “Beneficial Owner(s)” is true and correct.

Any Beneficial Owner whose Unregistered Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Unregistered Notes promptly and instruct such registered holder of Unregistered Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Unregistered Notes, either make appropriate arrangements to register ownership of the Unregistered Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder of Unregistered Notes. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a holder of Unregistered Notes must (i) complete the box entitled “Description of Unregistered Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here” and (iv) provide a completed IRS Form W-9 or appropriate IRS Form W-8. Each holder of Unregistered Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

We have not provided guaranteed delivery procedures in conjunction with the Exchange Offer or under any of the Prospectus or other materials provided therewith.

Holders of Unregistered Notes who wish to tender their Unregistered Notes for exchange must, at a minimum, complete, for each applicable row, columns (1), (2) if applicable (see footnote 1 to the box below), and (3) in the box below entitled “Description of Unregistered Notes” and sign the box on page [11] under the words “Sign Here.” If only those columns are completed, such holder of Unregistered Notes will have tendered for exchange all Unregistered Notes listed in column (3) below. If the holder of Unregistered Notes wishes to tender for exchange less than all of such Unregistered Notes, for each applicable row, column (4) must be completed in full. In such case, such holder of Unregistered Notes should refer to Instruction [5] on page [13].

DESCRIPTION OF UNREGISTERED NOTES

(1)
Name(s) and Address(es) of Registered Holder(s) of
Unregistered Note(s), Exactly as Name(s) Appear(s) on
Certificate(s) for Unregistered Note or as the Name of the
Participant Appears on the Book-Entry Transfer
Facility’s Security Position Listing (Please fill in, if blank)	(2) Unregistered Note Number(s) (attach signed list if necessary)(a)	(3) Aggregate Principal Amount of Unregistered Notes	(4) Principal Amount Tendered for Exchange (only if different amount from Column (3),(b),(c)

(a)

Column (2) need not be completed by holders of Unregistered Notes tendering Unregistered Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(b)

Column (4) need not be completed by holders of Unregistered Notes who wish to tender for exchange the principal amount of Unregistered Notes listed in column (3). Completion of column (4) will indicate that the holder of Unregistered Notes wishes to tender for exchange only the principal amount of Unregistered Notes indicated in column (4).

(c)	Unregistered Notes tendered must be in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

☐	CHECK HERE IF UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

☐

CHECK HERE IF UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE EXCHANGE NOTES

The Securities and Exchange Commission (the “SEC”) considers broker-dealers that acquired Unregistered Notes directly from the Issuer, but not as a result of market-making activities or other trading activities, to be making a distribution of the Exchange Notes if they participate in the Exchange Offer. Consequently, these broker-dealers cannot use the Prospectus for the Exchange Offer in connection with resales of the Exchange Notes and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resales of the Exchange Notes. Such broker-dealers cannot rely on the position of the SEC’s staff set forth in the Shearman & Sterling (available July 2, 1993), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988) no-action letters and similar no-action letters.

A broker-dealer that has bought Unregistered Notes for market-making or other trading activities must deliver a Prospectus in order to resell any Exchange Notes it receives for its own account in the Exchange Offer. The SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes by delivering the Prospectus for the Exchange Offer. Such Prospectus may be used by a broker-dealer to resell any of its Exchange Notes. We will send a Prospectus to any broker-dealer that requests copies in this questionnaire for a period of up to 90 days after the effective date of the registration statement for the Exchange Offer.

IF THE ISSUER OR THE EXCHANGE AGENT DO NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, THE ISSUER INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER—PURPOSE AND EFFECT OF EXCHANGE OFFER; REGISTRATION RIGHTS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES:

Name:

Address:

Telephone No.:

Number of Additional Copies Desired:

If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

By Registered and Certified Mail Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom	By Overnight Courier or Regular Mail Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom	By Hand Delivery Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom

Or by Email: Citiexchanges@citi.com

For Information Call: +44 (0)20 7508 3867

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the Exchange Notes issued in exchange for Unregistered Notes (or if certificates for Unregistered Notes not tendered for exchange for Exchange Notes) are to be issued in the name of someone other than the undersigned or (ii) if Unregistered Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number) (Complete IRS Form W-9 or appropriate IRS Form W-8)

Credit Unregistered Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the Exchange Notes issued in exchange for Unregistered Notes (or if certificates for Unregistered Notes not tendered for exchange for Exchange Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Issue to:

Name:	(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number) (Complete IRS Form W-9 or appropriate IRS Form W-8)

BENEFICIAL OWNER(S)

State of Principal Residence of each Beneficial Owner of Unregistered Notes	Principal Amount of Unregistered Notes Held for Account of Beneficiary

If delivery of Unregistered Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Unregistered Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer.”

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the Prospectus dated                 , 2018 (the “Prospectus”) of B.A.T Capital Corporation (the “Issuer”), a wholly owned subsidiary of British American Tobacco p.l.c. (the “Parent Guarantor”), and this Letter of Transmittal (the “Letter of Transmittal”), which, together with the Prospectus, constitutes the Issuer’s offer (the “Exchange Offer”) to exchange (1) up to $2,250,000,000 aggregate principal amount of new 2.297% Notes due 2020 (the “2.297% Exchange Notes”), which are registered under the Securities Act of 1933, as amended (the “Securities Act”), for any of its unregistered outstanding 2.297% Notes due 2020 (the “Unregistered 2.297% Notes”); (2) up to $2,250,000,000 aggregate principal amount of new 2.764% Notes due 2022 (the “2.764% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 2.764% Notes due 2022 (the “Unregistered 2.764% Notes”); (3) up to $2,500,000,000 aggregate principal amount of new 3.222% Notes due 2024 (the “3.222% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 3.222% Notes due 2024 (the “Unregistered 3.222% Notes”); (4) up to $3,500,000,000 aggregate principal amount of new 3.557% Notes due 2027 (the “3.557% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 3.557% Notes due 2027 (the “Unregistered 3.557% Notes”); (5) up to $2,500,000,000 aggregate principal amount of new 4.390% Notes due 2037 (the “4.390% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 4.390% Notes due 2037 (the “Unregistered 4.390% Notes”); (6) up to $2,500,000,000 aggregate principal amount of new 4.540% Notes due 2047 (the “4.540% Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding 4.540% Notes due 2047 (the “Unregistered 4.540% Notes”); (7) up to $1,000,000,000 aggregate principal amount of new Floating Rate Notes due 2020 (the “2020 Floating Rate Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding Floating Rate Notes due 2020 (the “Unregistered 2020 Floating Rate Notes”); and (8) up to $750,000,000 aggregate principal amount of new Floating Rate Notes due 2022 (the “2022 Floating Rate Exchange Notes”, and, together with the 2.297% Exchange Notes, the 2.764% Exchange Notes, the 3.222% Exchange Notes, the 3.557% Exchange Notes, the 4.390% Exchange Notes, the 4.540% Exchange Notes, and the 2020 Floating Rate Exchange Notes, the “Exchange Notes”), which are registered under the Securities Act, for any of its unregistered outstanding Floating Rate Notes due 2022 (the “Unregistered 2022 Floating Rate Notes” and, together with the Unregistered 2.297% Notes, the Unregistered 2.764% Notes, the Unregistered 3.222% Notes, the Unregistered 3.557% Notes, the Unregistered 4.390% Notes, the Unregistered 4.540% Notes, and the Unregistered 2020 Floating Rate Notes, the “Unregistered Notes”), the undersigned hereby tenders to the Issuer for exchange the Unregistered Notes indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Unregistered Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Issuer has fully performed all of its obligations pertaining to the Unregistered Notes under the Registration Rights Agreement, dated as of August 15, 2017, by and among the Issuer, the Parent Guarantor and the other guarantors party thereto (the “Guarantors”) and the several Initial Purchasers party thereto, (ii) will have irrevocably sold, assigned and transferred to the Issuer all right, title and interest in, to and under all of the Unregistered Notes tendered for exchange hereby, and (iii) hereby appoints Citibank, N.A., London Branch (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuer and the Guarantors) of such holder of Unregistered Notes with respect to such Unregistered Notes, with full power of substitution, to (x) deliver certificates representing such Unregistered Notes, or transfer ownership of such Unregistered Notes on the account books maintained by The Depository Trust Company (“DTC”) (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuer, (y) present and deliver such Unregistered Notes for transfer on the books of the Issuer, and (z) receive all benefits with respect to such Unregistered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Unregistered Notes, and (ii) when such Unregistered Notes are accepted for exchange by the Issuer, the Issuer will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Unregistered Notes tendered for exchange hereby.

The undersigned hereby further represents to the Issuer that (i) the undersigned is not an affiliate of the Company or any Guarantor (within the meaning of Rule 405 under the Securities Act), (ii) the undersigned is not engaged in, and has no intention to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes to be issued in the Exchange Offer, (iii) the undersigned is acquiring the Exchange Notes in the ordinary course of business; (iv) the undersigned will otherwise cooperate in our preparations for the Exchange Offer; and (v) the undersigned is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (i) through (iv).

The undersigned acknowledges and agrees that any broker-dealer using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Securities and Exchange Commission (“Commission”) policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such holder in exchange for Unregistered Notes acquired by such holder directly from the Issuer.

The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Issuer and the Guarantors will be deemed to have accepted for exchange, and to have exchanged, validly tendered Unregistered Notes if, as and when the Issuer gives written notice thereof to the Exchange Agent. Tenders of Unregistered Notes for exchange may be withdrawn at any time prior to the Expiration Date, and (ii) any Unregistered Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

The undersigned acknowledges that the Issuer’s acceptance of Unregistered Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement among the undersigned, the Issuer and the Guarantors upon the terms and subject to the conditions of the Exchange Offer set forth in the section of the Prospectus entitled “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer) as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Unregistered Notes tendered hereby and, in such event, the Unregistered Notes not exchanged will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Unregistered Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Unregistered Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that either “Special Issuance Instructions” or “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Unregistered Notes accepted for exchange in the name(s) of, and return any Unregistered Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer and the Guarantors have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Unregistered Notes from the name of the holder of Unregistered Notes thereof if the Issuer does not accept for exchange any of the Unregistered Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Unregistered Notes.

In order to validly tender Unregistered Notes for exchange, holders of Unregistered Notes must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Unregistered Notes is irrevocable.

SIGN HERE

(Complete IRS Form W-9 or appropriate IRS Form W-8)

X

Signature of Owner

Date:

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF UNREGISTERED NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE UNREGISTERED NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED UNREGISTERED NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).

Name(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification or Social Security Number

GUARANTEE OF SIGNATURE(S)

(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X

Authorized Signature

Date:

Name and Title:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. GUARANTEE OF SIGNATURES.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (each, an “Eligible Institution”):

(a)	The Securities Transfer Agents Medallion Program (STAMP)

(b)	The New York Stock Exchange Medallion Signature Program (MSP)

(c)	The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Unregistered Notes tendered herewith and such registered holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Unregistered Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND UNREGISTERED NOTES

This Letter of Transmittal is to be completed by holders of Unregistered Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer. Certificates for all physically tendered Unregistered Notes or any confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date.

THE METHOD OF DELIVERY OF UNREGISTERED NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF UNREGISTERED NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY UNREGISTERED NOTES SHOULD BE SENT TO THE ISSUER.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

3. INADEQUATE SPACE.

If the space provided in the box entitled “Description of Unregistered Notes” above is inadequate, the certificate numbers and principal amounts of the Unregistered Notes being tendered should be listed on a separate signed schedule affixed hereto.

4. WITHDRAWALS.

A tender of Unregistered Notes may be withdrawn at any time prior to 5:00 p.m. New York City time on the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Unregistered Notes must (i) specify the name of the person who tendered the Unregistered Notes to be withdrawn (the “Depositor”), (ii) identify the Unregistered Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Unregistered Notes), (iii) be signed by the holder of Unregistered Notes in the same manner as the original signature on the Letter of Transmittal by which such Unregistered Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar under the indenture dated as of August 15, 2017 between the Issuer, the Guarantors, Wilmington Trust.

National Association as Trustee, and Citibank, N.A., London Branch as Authentication Agent, Paying Agent, Transfer Agent, Registrar and Calculation Agent register the transfer of such Unregistered Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Unregistered Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Unregistered Notes may not be rescinded, and any Unregistered Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Unregistered Notes so withdrawn are validly retendered. Properly withdrawn Unregistered Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Your Unregistered Notes” at any time prior to the Expiration Date.

5. PARTIAL TENDERS.

Tenders of Unregistered Notes will be accepted only in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Unregistered Notes, fill in the principal amount of Unregistered Notes which are tendered for exchange in column (4) of the box entitled “Description of Unregistered Notes” above, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Unregistered Notes, will be sent to the holders of Unregistered Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

(a) The signature(s) of the holder of Unregistered Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Unregistered Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

(d) When this Letter of Transmittal is signed by the holder of the Unregistered Notes listed and transmitted hereby, no endorsements of Unregistered Notes or separate powers of attorney are required. If, however, Unregistered Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Unregistered Notes, then the Unregistered Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Issuer, in either case signed exactly as the name(s) of the holder of Unregistered Notes appear(s) on the Unregistered Notes. Signatures on such Unregistered Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Unregistered Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

(f) If this Letter of Transmittal is signed by a person other than the registered holder of Unregistered Notes listed, the Unregistered Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Unregistered Notes appear(s) on the certificates. Signatures on such Unregistered Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. TRANSFER TAXES.

Except as set forth in this Instruction 7, the Issuer will pay all transfer taxes, if any, applicable to the transfer and exchange of Unregistered Notes pursuant to the Exchange Offer. If issuance of Exchange Notes is to be made to, or Unregistered Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Unregistered Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Unregistered Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Unregistered Notes prior to the issuance of the Exchange Notes.

8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

If the Exchange Notes, or if any Unregistered Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Unregistered Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Unregistered Notes tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not accepted be credited to such account maintained at DTC as such holder of Unregistered Notes may designate.

9. IRREGULARITIES.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Unregistered Notes will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding. The Issuer reserves the absolute right to reject any or all tenders for exchange of any particular Unregistered Notes that are not in proper form, or the acceptance of which would, in the opinion of the Issuer (or its counsel), be unlawful. The Issuer reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Unregistered Notes. The Issuer’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Issuer shall determine. Neither the Issuer, the Guarantors, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Unregistered Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Unregistered Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Unregistered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10. WAIVER OF CONDITIONS.

The Issuer reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer Expiration Date; Extensions; Amendments” in the Prospectus in the case of any Unregistered Notes tendered (except as otherwise provided in the Prospectus).

11. MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED NOTES.

If a holder of Unregistered Notes desires to tender Unregistered Notes pursuant to the Exchange Offer, but any of such Unregistered Notes has been mutilated, lost, stolen or destroyed, such holder of Unregistered Notes should contact the Trustee for the Unregistered Notes for further instructions.

12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

The exchange of Unregistered Notes for Exchange Notes pursuant to the Exchange Offer will not constitute a taxable event for holders. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 or otherwise establishes a basis for exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a credit against a holder’s U.S. federal income tax liability and may entitle a holder to a refund from the IRS, provided that such holder furnishes the required information to the IRS on a timely basis.

To prevent backup withholding, each tendering holder that is a “United States person” for U.S. federal income tax purposes (a “U.S. Holder”) that has not already provided the Exchange Agent with a correct TIN must notify the Exchange Agent of its correct TIN by completing and delivering an IRS Form W-9 and certifying on the IRS Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, each tendering U.S. Holder is required to certify on the IRS Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Agent has not already been provided, or is not provided with, the correct TIN or a notice stating that the U.S. Holder has an adequate basis for an exemption, such U.S. Holder may be subject to a $50 penalty imposed by the IRS and backup withholding at the applicable rate on the amount of any reportable payments made to such tendering holder in respect of the Exchange Notes.

If the holder does not have a TIN, such holder should consult the instructions to IRS Form W-9 for information on applying for a TIN, write “Applied For” in the space for the TIN in Part I of IRS Form W-9 and sign and date IRS Form W-9. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent. Note that writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the Unregistered Notes are held in more than one name or are not in the name of the actual owner, consult the instructions to IRS Form W-9 for information on which TIN to report.

Certain tendering holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. Holders should indicate their exempt status on IRS Form W-9. Each tendering holder that is not a U.S. Holder should submit a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable IRS Form W-8 to the Exchange Agent, certifying such holder’s exempt status under penalties of perjury.

IRS Forms W-8 and W-9, and the instructions to such forms, can be obtained from the IRS’s website at http://www.irs.gov.

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT +44 (0)20 7508 3867 OR BY EMAIL AT CITIEXCHANGES@CITI.COM.

The Exchange Agent for the Exchange Offer is:

Citibank, N.A., London Branch

By Registered and Certified Mail Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom	By Overnight Courier or Regular Mail Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom	By Hand Delivery Citibank, N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom

Or by Email: Citiexchanges@citi.com

For Information Call: +44 (0)20 7508 3867